                                                                    EXHIBIT 25.1
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM T-1

                          ----------------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305-(b) (2)[ ]

                          ----------------------------

                            FIRST UNION NATIONAL BANK
               (Exact name of Trustee as specified in its charter)


TWO FIRST UNION CENTER
CHARLOTTE, NORTH CAROLINA                             28288                    58-1079889
(Address of principal executive office)               (Zip Code)               (IRS Employer Identification No.)


                                Brian K. Justice
                            First Union National Bank
                             1100 First Union Plaza
                            999 Peachtree Street N.E.
                             Atlanta, Georgia 30309
                                 (404) 827-7352
            (Name, Address and Telephone Number of Agent for Service)

                          ----------------------------

                               WORLD ACCESS, INC.
               (Exact name of obligor as specified in its charter)

                                     GEORGIA
         (State or other jurisdiction of incorporation or organization)
                                   58-2398004
                        (IRS employer identification no.)
                           945 EAST PACES FERRY ROAD
                                   SUITE 2200
                             ATLANTA, GEORGIA 30326
                                 (404) 231-2025

       (Name, address, including zip code, and telephone number, including area code, of principal executive offices)

                                 MARK A. GERGEL
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                               WORLD ACCESS, INC.
                            945 EAST PACES FERRY ROAD
                                   SUITE 2200
                             ATLANTA, GEORGIA 30326
                                 (404) 231-2025

                          ----------------------------

          $300,000,000 WORLD ACCESS, INC. 13.25% SENIOR NOTES DUE 2008
                       (Title of the indenture securities)

================================================================================

1.       General information.

         (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

                  The Comptroller of the Currency, Washington, D.C. Federal Reserve Bank of Atlanta, Georgia.
                  Federal Deposit Insurance Corporation, Washington, D.C. Securities and Exchange Commission, Division of Market Regulation, Washington, D.C.

         (b)      The Trustee is authorized to exercise corporate trust powers.


2.       Affiliations with obligor.

         The obligor is not an affiliate of the Trustee.
         (See Note 2 on Page 5)


16.      List of Exhibits.


         (1)   Articles of Association of the Trustee as now in effect. (See
               Exhibit 1 of the Form T-1 filed in connection with Registration
               Statement No. 333-33869, which is incorporated herein by reference)

         (2)   Certificate of Authority of the Trustee to commence business.
               (See Exhibit 2 of the Form T-1 filed in connection with Registration Statement No. 333-33869, which is incorporated herein by reference)

         (3)   Authorization of the Trustee to exercise corporate trust powers.
               Incorporated in Exhibit (4).

         (4) By-Laws of the Trustee, as amended, to date. (See Exhibit 4 of the Form T-1 filed in connection with Registration Statement
               No.333-33869, which is incorporated herein by reference)

         (5)   Not applicable.

         (6)   Consent by the Trustee required by Section 321(b) of the Trust
               Indenture Act of 1939.  Included on Page 4 of this Form T-1
               Statement.

         (7) Most recent report of condition of the Trustee. (See Exhibit 7 of the Form T-1 filed in connection with Registration Statement No.
               333-33869, which is incorporated herein by reference)

         (8)   Not applicable.

         (9)   Not applicable.

                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia on the 5th day of November, 1999.


                            FIRST UNION NATIONAL BANK
                            (Trustee)



                            BY: /s/ BRIAN K. JUSTICE
                               -------------------------------------------
                               Brian K. Justice

                                                                EXHIBIT T-1 (6)


                               CONSENT OF TRUSTEE

             Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance of Notes of World Access, Inc., First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.



                            FIRST UNION NATIONAL BANK



                            BY: /s/ Sabrina Fuller
                               -------------------------------------------
                               Sabrina Fuller



Dated:   November 5, 1999